EXHIBIT 32.1

CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Metabolix, Inc. (the “Company”) for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James J. Barber, the Principal Executive Officer of the Company and Thomas G. Auchincloss, the Principal Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge that:

(1)   the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

(2)   the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2006	/s/ JAMES J. BARBER
President and Chief Executive Officer (Principal Executive Officer)
Dated: December 12, 2006	/s/ THOMAS AUCHINCLOSS
Vice President and Chief Financial Officer (Principal Financial Officer)